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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-109929 of priceline.com Incorporated on Form S-3 of our report dated February 10, 2003 appearing in the Annual Report on Form 10-K of priceline.com Incorporated for the year ended December 31, 2002, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Stamford, Connecticut
January 26, 2004